EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 , the undersigned officer of EVERTEC, Inc. (the “Company”), does hereby certify, to such officer’s knowledge, that :

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date : November 14, 2011	/S/ Felix M. Villamil

Felix M. Villamil
Chief Executive Officer